ALLIANCE FUNDING COMPANY
           BY LEE SERVICING COMPANY, A DIVISION OF SUPERIOR BANK, FSB
                               DESIGNATED SERVICER
                             SERVICER'S CERTIFICATE

                                1996-3 SUB-POOL 1

                     IN ACCORDANCE WITH SECTION 6.08 OF THE
                    POOLING AND SERVICING AGREEMENT DATED AS
        OF SEPTEMBER 1, 1996 LEE SERVICING COMPANY REPORTS THE FOLLOWING
                     INFORMATION PERTAINING TO SERIES 1996-3
             SUB-POOL 1 FOR JANUARY 27, 1997, THE REMITTANCE DATE.

                        DUE PERIOD ENDED: JANUARY 1, 1997

-------------------------------------------------------------------------------

 1 Total Actual Principal Collections                             1,853,969.27
 2 Total Actual Interest Collections                              1,352,208.38
 3 Additional Proceeds                                                    0.00
                                                                  ------------
 4      Aggregate Amount Received:                                3,206,177.65

   Monthly Advances

 5 Delinquent Interest                                               83,133.87
 6 Compensating Interest                                              7,335.73
 7 Amounts Held for Future Distributions                                  0.00
 8 Cross Collateral Deposit                                               0.00
                                                                  ------------
 9      Available Remittance Amount:                              3,296,647.25

10 Service Fees                                                      75,492.73
11 Expense Account Deposit:                                           3,609.37
12      Adjusted Remittance Amount:                               3,217,545.15

   Remaining Amount Available:

13           Adjusted Remittance Amount                           3,217,545.15
14           Insured Payments                                             0.00
15           Insurance Account Deposit @ 13 bp
                the Ending Principal Balance                         15,969.56
16           Cross Collateral Withdrawal                                  0.00
17           Class Remittance Amounts                             3,201,575.59
18           Non-Recoverable Advances not
                Previously Reimbursed                                     0.00
                                                                  ------------
19 Total Remaining Amount Available:                                      0.00
                                                                  ============

   Amount of Reimbursements Pursuant to Sec. 5.04
20      Servicing Fee                                                     0.00
21      Monthly Advances and Servicer Advances                            0.00
22      Other Mortgage Payments                                           0.00
23      Interest Earned on P&I Deposits                                   0.00
24      Additional Servicing Compensation                                 0.00
--------------------------------------------------------------------------------

                                     1 of 4


                                                       ALLIANCE FUNDING COMPANY
                                        BY LEE SERVICING COMPANY, A DIVISION OF SUPERIOR BANK, FSB
                                                         DESIGNATED SERVICER
                                                        SERVICER'S CERTIFICATE

                                                           1996-3 SUB-POOL 1

                     IN ACCORDANCE WITH SECTION 6.08 OF THE POOLING AND SERVICING AGREEMENT DATED AS OF SEPTEMBER 1, 1996
                                               LEE SERVICING COMPANY REPORTS THE FOLLOWING
                         INFORMATION PERTAINING TO SERIES 1996-3 SUB-POOL 1 FOR JANUARY 27, 1997, THE REMITTANCE DATE.

                                                  DUE PERIOD ENDED: JANUARY 1, 1997


------------------------------------------------------------------------------------------------------------------------------------
                                                         TOTAL         CLASS A-1        CLASS A-2       CLASS A-3
                                                         -----         ---------        ---------       ---------
25 Loans Outstanding -- BOM                                   2536
26 Opening Principal Loan Balance                   149,265,308.20   65,444,162.70    10,603,879.85   25,499,806.31
27 Additional Principal Reduction, LTD                3,036,415.69    2,214,965.48       103,918.40      249,899.01
28 Realized Losses, LTD                                       0.00            0.00             0.00            0.00
29 Carryforward Amount                                        0.00            0.00             0.00            0.00
                                                    --------------   -------------    -------------   -------------
30 Total Class Principal Balance                    146,228,892.51   63,229,197.22    10,499,961.45   25,249,907.30
31     Pool Factor per Loan Balance                     99.5102055%     43.6294418%       7.0692532%     16.9998709%
32     Pool Factor per Class Balance                    97.4859283%     94.3719361%      99.9996329%     99.9996329%
33 Excess Spread                                              0.00
34 Cross Collateral Withdrawal                                0.00
35 Cross Collateral Deposit                                   0.00            0.00
36 Additional Principal due Class A                     492,269.64      492,269.64
37 Interest Remittance @ Class Yield                    855,336.68      325,586.53        63,174.77      157,391.09

PRINCIPAL REDUCTIONS:

38     Prepayments -- Number                                    27              27
39     Prepayments -- Dollar                          1,580,411.25    1,580,411.25             0.00            0.00
40     Net Liquidation Proceeds                               0.00            0.00             0.00            0.00
41     Curtailments                                     148,983.59      148,983.59             0.00            0.00
42     Normal and Excess Payments                       124,574.43      124,574.43             0.00            0.00
                                                    --------------   -------------    -------------   -------------
43 Total Principal Remittance                         1,853,969.27    1,853,969.27             0.00            0.00
44 Additional Principal Reduction                       492,269.64      492,269.64             0.00            0.00
                                                    --------------   -------------    -------------   -------------
45 Total Remittance                                   3,201,575.59    2,671,825.44        63,174.77      157,391.09
                                                    ==============   =============    =============   =============
46 Current Month Realized Loss -- number                         0               0
47 Current Month Realized Loss -- dollar                      0.00            0.00

CLASS PRINCIPAL BALANCE -- EOM

48 Loans Outstanding -- EOM                                   2509
49 Closing Loan Balance                             147,411,338.93   63,590,193.43    10,603,879.85   25,499,806.31
50 Additional Principal Reduction, LTD                3,528,685.33    2,707,235.12       103,918.40      249,899.01
51 Realized losses, LTD                                       0.00            0.00             0.00            0.00
                                                    --------------   -------------    -------------   -------------
52 Total Class Principal Balance                    143,882,653.60   60,882,958.31    10,499,961.45   25,249,907.30
53     Pool Factor per Loan Balance                     98.2742260%     42.3934623%       7.0692532%     16.9998709%
54     Pool Factor per Class Balance                    95.9217691%     90.8700870%      99.9996329%     99.9996329%

------------------------------------------------------------------------------------------------------------------------------------

                                                         CLASS A4        CLASS A-5       CLASS A-6          CLASS R
                                                         --------        ---------       ---------          -------
25 Loans Outstanding -- BOM
26 Opening Principal Loan Balance                     9,593,986.53   26,509,699.63    11,613,773.18
27 Additional Principal Reduction, LTD                   94,021.41      259,796.00       113,815.39
28 Realized Losses, LTD                                       0.00            0.00             0.00
29 Carryforward Amount                                        0.00            0.00             0.00
                                                    --------------   -------------    -------------
30 Total Class Principal Balance                      9,499,965.12   26,249,903.63    11,499,957.79
31     Pool Factor per Loan Balance                      6.3959910%     17.6731331%       7.7425155%
32     Pool Factor per Class Balance                    99.9996328%     99.9996329%      99.9996330%

33 Excess Spread                                                                                               0.00
34 Cross Collateral Withdrawal                                                                                 0.00
35 Cross Collateral Deposit
36 Additional Principal due Class A
37 Interest Remittance @ Class Yield                     59,691.45      172,155.62        77,337.22

PRINCIPAL REDUCTIONS:

38     Prepayments -- Number
39     Prepayments -- Dollar                                  0.00            0.00             0.00
40     Net Liquidation Proceeds                               0.00            0.00             0.00
41     Curtailments                                           0.00            0.00             0.00
42     Normal and Excess Payments                             0.00            0.00             0.00
                                                    --------------   -------------    -------------   -------------
43 Total Principal Remittance                                 0.00            0.00             0.00
44 Additional Principal Reduction                             0.00            0.00             0.00
                                                    --------------   -------------    -------------   -------------
45 Total Remittance                                      59,691.45      172,155.62        77,337.22            0.00
                                                    ==============   =============    =============   =============

46 Current Month Realized Loss -- number
47 Current Month Realized Loss -- dollar

CLASS PRINCIPAL BALANCE -- EOM

48 Loans Outstanding -- EOM
49 Closing Loan Balance                               9,593,986.53   26,509,699.63    11,613,773.18
50 Additional Principal Reduction, LTD                   94,021.41      259,796.00       113,815.39
51 Realized losses, LTD                                       0.00            0.00             0.00
                                                    --------------   -------------    -------------
52 Total Class Principal Balance                      9,499,965.12   26,249,903.63    11,499,957.79
53     Pool Factor per Loan Balance                      6.3959910%     17.6731331%       7.7425155%
54     Pool Factor per Class Balance                    99.9996328%     99.9996329%      99.9996330%
------------------------------------------------------------------------------------------------------------------------------------

                                     2 of 4


                                                       ALLIANCE FUNDING COMPANY
                                 BY LEE SERVICING COMPANY, A DIVISION OF SUPERIOR BANK, FSB
                                                  DESIGNATED SERVICER
                                                 SERVICER'S CERTIFICATE

                                                    1996-3 SUB-POOL 1

              IN ACCORDANCE WITH SECTION 6.08 OF THE POOLING AND SERVICING AGREEMENT DATED AS OF SEPTEMBER 1, 1996
                                        LEE SERVICING COMPANY REPORTS THE FOLLOWING
                  INFORMATION PERTAINING TO SERIES 1996-3 SUB-POOL 1 FOR JANUARY 27, 1997, THE REMITTANCE DATE.

                                           DUE PERIOD ENDED: JANUARY 1, 1997
------------------------------------------------------------------------------------------------------------------------------------
                                                              TOTAL         CLASS A-1      CLASS A-2       CLASS A-3
                                                              -----         ---------      ---------       ---------
55 Weighted Note Rate -- THIS Remittance                     11.64265%
56 Weighted Note Rate -- NEXT Remittance                      1.64310%

57 Related Remittance Period for Libor Rate                 26-Dec-96             thru      26-Jan-97
58 Days in Related Period                                          32

59 Pass-Through Rates                                                          5.79297%           7.22%           7.48%

60 Weighted Average Remaining Term                             213.69

61 Original Pool -- Principal Balance                   93,528,661.75    41,776,135.59    6,547,006.32    15,743,991.39
62 Original Pool -- Pre-Funding Account                 57,955,886.82    25,886,962.77    4,056,912.08     9,755,907.62
63 Original Pool -- Additional Principal Reduction       1,484,548.57       663,098.36      103,918.40       249,899.01
                                                       --------------    -------------   -------------    -------------
64 Original Pool Total                                 150,000,000.00    67,000,000.00   10,500,000.00    25,250,000.00
65 Original Pool -- Number of Loans                              1536

------------------------------------------------------------------------------------------------------------------------------------
                                                          CLASS A4        CLASS A-5        CLASS A-6
                                                          --------        ---------        ---------

55 Weighted Note Rate -- THIS Remittance
56 Weighted Note Rate -- NEXT Remittance

57 Related Remittance Period for Libor Rate
58 Days in Related Period

59 Pass-Through Rates                                            7.54%           7.87%            8.07%

60 Weighted Average Remaining Term

61 Original Pool -- Principal Balance                    5,923,481.91    16,367,515.81    7,170,530.73
62 Original Pool -- Pre-Funding Account                  3,670,539.50    10,142,280.19    4,443,284.66
63 Original Pool -- Additional Principal Reduction          94,021.41       259,796.00      113,815.39
                                                         ------------    -------------    ------------
64 Original Pool Total                                   9,500,000.00    26,250,000.00   11,500,000.00
65 Original Pool -- Number of Loans
------------------------------------------------------------------------------------------------------------------------------------
   CLASS A OVERCOLLATERALIZATION RECONCILIATION

                                                        Beg.of Month     Current Month   End of Month
                                                        ------------     -------------   ------------

66 Additional Principal Reduction, LTD                  3,036,415.69       492,269.64    3,528,685.33
67 Cross Collateral Deposits                                    0.00             0.00            0.00
68 Less:  Realized Losses, LTD                                  0.00             0.00            0.00
                                                       -------------       ----------   -------------
69 Overcollateralization of Principal                   3,036,415.69       492,269.64    3,528,685.33
                                                       =============       ==========   =============
70 Base Overcollateralization Required                                                   7,907,493.00
71 Required Overcollateralization Amount                                                 7,907,493.00

   CURRENT MONTH SUBORDINATED AMOUNT                    Beg.of Month     Current Month   End of Month
                                                        ------------     -------------   ------------
72 Original Subordinated Amount                        16,754,191.00              N/A   16,754,191.00
73 Less: Cumulative Realized Losses                             0.00             0.00            0.00
74 Plus: Cumulative Additional Proceeds                         0.00             0.00            0.00
                                                       -------------       ----------   -------------
75 Current Subordinated Amount                         16,754,191.00                    16,754,191.00
                                                       =============       ==========   =============
   NONRECOVERABLE ADVANCE RECONCILIATION

76 Beginning of Month                                                            0.00
77 Current Month Unpaid Nonrecoverable Advance                                   0.00
78 Less: Current Month Reimbursement                                             0.00
                                                                           ----------
79 End of Month                                                                  0.00
-----------------------------------------------------------------------------------------------------------------------------------

                                     3 of 4


                                                     ALLIANCE FUNDING COMPANY
                                       BY LEE SERVICING COMPANY, A DIVISION OF SUPERIOR BANK, FSB
                                                       DESIGNATED SERVICER
                                                     SERVICER'S CERTIFICATE

                                                       1996-3 SUB-POOL 1

               IN ACCORDANCE WITH SECTION 6.08 OF THE POOLING AND SERVICING AGREEMENT DATED AS OF SEPTEMBER 1, 1996
                                            LEE SERVICING COMPANY REPORTS THE FOLLOWING
                   INFORMATION PERTAINING TO SERIES 1996-3 SUB-POOL 2 FOR JANUARY 27, 1997, THE REMITTANCE DATE.

                                                 PERIOD ENDED: JANUARY 1, 1997

------------------------------------------------------------------------------------------------------------------------------------
                                                                            CLASS            CLASS           CLASS
                                                                              A1              A2               A3
                                                                            -----            -----           -----
80 Total Class Principal -- Original Pool            $150,000,000.00   $67,000,000.00  $10,500,000.00   $25,250,000.00
81 Interest Remittance Amount                             855,336.68       325,586.53       63,174.77       157,391.09
82 Interest Rate Factor/1000                                5.702245         4.859500        6.016645         6.233310

83 Total Principal Collections                          1,853,969.27     1,853,969.27            0.00             0.00
84 Additional Principal Reduction                         492,269.64       492,269.64            0.00             0.00
                                                     ---------------    -------------  --------------   --------------
85 Principal Remittance Amount                          2,346,238.91     2,346,238.91            0.00             0.00
86 Principal Payment Factor/1000                           15.641593        35.018491        0.000000         0.000000
87 Principal Factor                                       959.217691       908.700870      999.996329       999.996329

88 Prior Month Principal Factor                           974.859284       943.719361      999.996329       999.996329

------------------------------------------------------------------------------------------------------------------------------------
                                                           CLASS           CLASS            CLASS
                                                             A4              A5               A6
                                                           -----           -----            -----
80 Total Class Principal -- Original Pool            $  9,500,000.00   $26,250,000.00  $11,500,000.00
81 Interest Remittance Amount                              59,691.45       172,155.62       77,337.22
82 Interest Rate Factor/1000                                6.283311         6.558309        6.724976

83 Total Principal Collections                                  0.00             0.00            0.00
84 Additional Principal Reduction                               0.00             0.00            0.00
                                                     ---------------    -------------  --------------
85 Principal Remittance Amount                                  0.00             0.00            0.00
86 Principal Payment Factor/1000                            0.000000         0.000000        0.000000
87 Principal Factor                                       999.996329       999.996329      999.996329

88 Prior Month Principal Factor                           999.996329       999.996329      999.996329
------------------------------------------------------------------------------------------------------------------------------------


                                     4 of 4


                                                    ALLIANCE FUNDING COMPANY
                                  BY LEE SERVICING COMPANY, A DIVISION OF SUPERIOR BANK, FSB
                                                   DESIGNATED SERVICER
                                                  SERVICER'S CERTIFICATE
                                                     1996-3 SUB-POOL 2

               IN ACCORDANCE WITH SECTION 6.08 OF THE POOLING AND SERVICING AGREEMENT DATED AS OF SEPTEMBER 1, 1996
             AND THE INSURANCE AGREEMENT DATED AS OF SEPTEMBER 25, 1996, LEE SERVICING COMPANY REPORTS THE FOLLOWING
                  INFORMATION PERTAINING TO SERIES 1996-3 SUB-POOL 2 FOR JANUARY 27, 1997, THE REMITTANCE DATE.

                                               PERIOD ENDED: JANUARY 1, 1997

------------------------------------------------------------------------------------------------------------------------------------

 1 Total Actual Principal Collections                           1,087,265.88
 2 Total Actual Interest Collections                              713,990.78
 3 Additional Proceeds                                                  0.00
                                                                ------------
 4      Total Collections:                                      1,801,256.66

   Monthly Advance
 5      Delinquent Interest                                        27,031.42
 6      Compensating Interest                                       3,371.38
 7      Amounts Held for Future Distributions                           0.00
 8      Supplemental Interest                                           0.00
 9      Cross Collateral Deposit                                        0.00
                                                                ------------
10 Available Remittance Amount:                                 1,831,659.46

11      Less: Service Fees                                         46,592.42
12      Less: Expense Account Deposit                               2,143.24
                                                                ------------
13 Adjusted Remittance Amount:                                  1,782,923.80

   Remaining Amount Available:

14      Adjusted Remittance Amount                              1,782,923.80
15      Insured Payments                                                0.00
16      Insurance Account Deposit @ 13bp
             the Ending Class Principal Balance                     9,623.07
17      Class Remittance Amounts                                1,773,300.73
18      Cross Collateral Withdrawal                                     0.00
19      Non-Recoverable Advances not
             Previously Reimbursed                                      0.00
                                                                ------------
20 Total Remaining Amount Available:                                    0.00
                                                                ============
   Amount of Reimbursements Pursuant to Sec. 5.04

21      Servicing Fee                                                   0.00
22      Monthly Advances and Servicer Advances                          0.00
23      Other Mortgage Payments                                         0.00
24      Interest Earned on P&I Deposits                                 0.00
25      Additional Servicing Compensation                               0.00
------------------------------------------------------------------------------------------------------------------------------------



                                                    ALLIANCE FUNDING COMPANY
                                  BY LEE SERVICING COMPANY, A DIVISION OF SUPERIOR BANK, FSB
                                                   DESIGNATED SERVICER
                                                  SERVICER'S CERTIFICATE
                                                     1996-3 SUB-POOL 2

               IN ACCORDANCE WITH SECTION 6.08 OF THE POOLING AND SERVICING AGREEMENT DATED AS OF SEPTEMBER 1, 1996
                                         LEE SERVICING COMPANY REPORTS THE FOLLOWING
                   INFORMATION PERTAINING TO SERIES 1996-3 SUB-POOL 2 FOR JANUARY 27, 1997, THE REMITTANCE DATE.

                                            DUE PERIOD ENDED: JANUARY 1, 1997

------------------------------------------------------------------------------------------------------------------------------------
                                                                   TOTAL             CLASS 2-A            CLASS R
                                                                   -----             ---------            -------
26           Number of Loans                                             782
27 Opening Principal Balance                                   89,915,637.14       89,915,637.14
28 Additional Principal Reduction, LTD                          3,098,826.95        3,098,826.95
29 Realized Losses, LTD                                                 0.00                0.00
30 Carryforward Amount                                                  0.00                0.00
                                                               -------------       -------------
31 Opening Class Principal Balance                             86,816,810.19       86,816,810.19
32           Pool Factor per Loan Balance                         99.9062635%         99.9062635%
33           Pool Factor per Class Balance                       100.0000000%        100.0000000%
34 Excess Spread                                                        0.00                                0.00
35 Additional Principal due Class A                               224,711.93          224,711.93
36 Cross Collateral Deposit                                             0.00                0.00
37 Cross Collateral Withdrawal                                          0.00                                0.00
38 Interest Remittance                                            461,322.92          461,322.92

   PRINCIPAL REDUCTIONS:

39           Prepayments - Number                                       9                      9
40           Prepayments - Dollar                               1,043,806.77        1,043,806.77
41           Net Liquidation Proceeds                                   0.00                0.00
42           Curtailments                                               0.00                0.00
43           Normal and Excess Payments                            43,459.11           43,459.11
                                                               -------------       -------------
44 Total Principal Remittance                                   1,087,265.88        1,087,265.88
45 Additional Principal Reduction                                 224,711.93          224,711.93
                                                               -------------       -------------            ----
46 Total Remittance                                             1,773,300.73        1,773,300.73            0.00
                                                               =============       =============            ====
47 Carryforward Amount                                                  0.00
48 Current Month Realized Loss - Number                                    0                   0
49 Current Month Realized Loss - Dollar                                 0.00                0.00

   CLASS PRINCIPAL BALANCE - EOM

50           Number of Loans                                   #      773
51 Closing Loan Balance                                        88,828,371.26       88,828,371.26
52 Additional Principal Reduction, LTD                          3,323,538.88        3,323,538.88
53 Realized Losses, LTD                                                 0.00                0.00
54 Carryforward Amount                                                  0.00                0.00
                                                               -------------       -------------
55 Closing Class Principal Balance                             85,504,832.38       85,504,832.38
56           Pool Factor per Loan Balance                         98.6981903%         98.6981903%
57           Pool Factor per Class Balance                        95.0053693%         95.0053693%
------------------------------------------------------------------------------------------------------------------------------------


                                                    ALLIANCE FUNDING COMPANY
                                  BY LEE SERVICING COMPANY, A DIVISION OF SUPERIOR BANK, FSB
                                                   DESIGNATED SERVICER
                                                  SERVICER'S CERTIFICATE
                                                     1996-3 SUB-POOL 2

               IN ACCORDANCE WITH SECTION 6.08 OF THE POOLING AND SERVICING AGREEMENT DATED AS OF SEPTEMBER 1, 1996
             AND THE INSURANCE AGREEMENT DATED AS OF SEPTEMBER 25, 1996, LEE SERVICING COMPANY REPORTS THE FOLLOWING
                  INFORMATION PERTAINING TO SERIES 1996-3 SUB-POOL 2 FOR JANUARY 27, 1997, THE REMITTANCE DATE.

                                               PERIOD ENDED: JANUARY 1, 1997

------------------------------------------------------------------------------------------------------------------------------------

                                                                  TOTAL           CLASS A1
                                                                  -----           --------
58 Weighted Note Rate - This Remittance:                        9.96072%
59 Weighted Note Rate - Next Remittance:                        10.24376%

60 Pass-Through Rate:                                           5.97797%          5.97797%

61 Related Remittance Period:                                   26-Dec-96           thru           26-Jan-97
62 Days in Related Period:                                         32

63 Weighted Average Remaining Term                               355.02

64 Original Pool - Principal Balance                           56,969,975.31    56,969,975.31
65 Original Pool - Pre-Funding Account Balance                 35,337,717.00    35,337,717.00
66 Original Pool - Initial Overcollateralization                2,307,692.31     2,307,692.31
                                                               -------------    -------------
67 Original Pool - Class Principal Balance                     90,000,000.00    90,000,000.00
68 Original Pool - Number of Loans                                 479

------------------------------------------------------------------------------------------------------------------------------------

   CLASS A OVERCOLLATERALIZATION RECONCILIATION

                                                             Beginning of Month   Current Month   End of Month
                                                             ------------------   -------------   -------------
69 Additional Principal Reduction, LTD                          3,098,826.95       224,711.93      3,323,538.88
70 Cross Collateral Deposits, LTD                                       0.00             0.00              0.00
71 Less:  Realized Losses, LTD                                          0.00             0.00              0.00
                                                               -------------    -------------     -------------
72 Overcollateralization of Principal                           3,098,826.95       224,711.93      3,323,538.88
                                                               =============    =============     =============

73 Base Overcollateralization Requirement                                                          3,876,923.00
74 Required Overcollateralization                                                                  3,876,923.00

   CURRENT MONTH SUBORDINATED AMOUNT                         Beginning of Month   Current Month   End of Month
                                                             ------------------   -------------   ------------

75 Original Subordinated Amount                                 9,249,230.00          N/A          9,249,230.00
76 Less: Cumulative Realized Losses                                     0.00             0.00              0.00
77 Plus: Cumulative Additional Proceeds                                 0.00             0.00              0.00
                                                               -------------    -------------     -------------
78 Current Subordinated Amount                                  9,249,230.00                       9,249,230.00
                                                               =============    =============     =============

   NONRECOVERABLE ADVANCE RECONCILIATION

79 Beginning of Month                                                   0.00
80 Current Month Nonrecoverable Advance                                 0.00
81 Less: Current Month Reimbursment                                     0.00
                                                               -------------
82 End of Month                                                         0.00
                                                               =============

------------------------------------------------------------------------------------------------------------------------------------


                                                    ALLIANCE FUNDING COMPANY
                                  BY LEE SERVICING COMPANY, A DIVISION OF SUPERIOR BANK, FSB
                                                   DESIGNATED SERVICER
                                                  SERVICER'S CERTIFICATE
                                                     1996-3 SUB-POOL 2

               IN ACCORDANCE WITH SECTION 6.08 OF THE POOLING AND SERVICING AGREEMENT DATED AS OF SEPTEMBER 1, 1996
             AND THE INSURANCE AGREEMENT DATED AS OF SEPTEMBER 25, 1996, LEE SERVICING COMPANY REPORTS THE FOLLOWING
                  INFORMATION PERTAINING TO SERIES 1996-3 SUB-POOL 2 FOR JANUARY 27, 1997, THE REMITTANCE DATE.

                                               PERIOD ENDED: JANUARY 1, 1997

------------------------------------------------------------------------------------------------------------------------------------

                                                                    CLASS
                                                                      A1
                                                               --------------

83 Total Class Principal - Original Pool      $90,000,000.00   $90,000,000.00
84 Interest Remittance Amount                     461,322.92       461,322.92
85 Interest Rate Factor / 1000                      5.125810         5.125810

86 Total Principal Collections                  1,087,265.88     1,087,265.88
87 Additional Principal Reduction                 224,711.93       224,711.93
                                              --------------   --------------
88 Principal Remittance Amount                  1,311,977.81     1,311,977.81
89 Principal Payment Factor/1000                   14.577531        14.577531
90 Principal Factor                               950.053694       950.053694

91 Prior Month Principal Factor                   964.631225       964.631225


------------------------------------------------------------------------------------------------------------------------------------

                                  Page 4 of 4